UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Date of Report: August 3, 2001

Commission file number: 000-26489

MCM CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	48-1090909

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5775 Roscoe Court
San Diego, California 92123

(Address of principal executive offices) (Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

               As indicated on the attached press release, effective July 30, 2001, MCM Capital Group, Inc. (the “Company”) engaged BDO Seidman, LLP as the Company’s independent accounting firm.

               The decision to engage BDO Seidman, LLP as the Company’s accountants was recommended by the Company’s Audit Committee and approved by the Company’s Board of Directors.

               The Company has not consulted with BDO Seidman, LLP on any matter during its two most recent fiscal years or any later interim period.

               Information relating to the resignation of the Company’s former accountant, Ernst & Young LLP, was reported on the Company’s Form 8-K dated May 31, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibit

EXHIBIT
NUMBER	DESCRIPTION

99.1	MCM Capital Group, Inc. Press Release dated August 3, 2001 titled “MCM Capital Group Announces New General Counsel and Auditing Firm”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2001	MCM CAPITAL GROUP, INC. /s/ Barry R. Barkley Barry R. Barkley Executive Vice President Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	MCM Capital Group, Inc. Press Release dated August 3, 2001 titled “MCM Capital Group Announces New General Counsel and Auditing Firm”